      As filed with the Securities and Exchange Commission on June 2, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ----------------

                          Insession Technologies, Inc.
             (Exact name of registrant as specified in its charter)

                Delaware                               47-0830767
        (State of incorporation                     (I.R.S. Employer
            or organization)                      Identification No.)

          907 North Elm Street                           60521
           Hinsdale, Illinois                          (Zip Code)
    (Address of principal executive
                offices)

                               ----------------

   Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered
      -------------------                       ------------------------------
       None                                                  None


   If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

   If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

   Securities Act registration statement file number to which this form relates: 333-38502

   Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

   For a description of the Common Stock of Insession Technologies, Inc. ("Insession"), $0.01 par value per share (the "Common Stock"), reference is made to the "Description of Capital Stock" contained in the Prospectus of Insession filed concurrently with the Securities and Exchange Commission on June 2, 2000 as part of a Registration Statement on Form S-1, or in any amendment thereto.

Item 2. Exhibits.

   The following exhibits are incorporated by reference to the exhibits of the same number filed with the aforementioned Registration Statement, or to the exhibits of the same number filed with any amendment to such Registration Statement.

     Exhibit
       No.   Description
     ------- -----------
       3.1   Amended and Restated Certificate of Incorporation of
             Insession
       3.2   Amended and Restated By-laws of Insession
       4.1   Form of certificate representing shares of common stock

                                   SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Insession Technologies, Inc.

                                               /s/ Anthony J. Parkinson
                                          By:__________________________________
                                                   Anthony J. Parkinson
                                               President and Chief Executive
                                                          Officer

Dated: June 2, 2000

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